===============================================================================
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            FIRST DATA CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            FIRST DATA CORPORATION
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

[LOGO OF FIRST DATA APPEARS HERE]


                            FIRST DATA CORPORATION
                           5660 New Northside Drive
                                  Suite 1400
                          Atlanta, Georgia 30328-5800

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 May 12, 1999

                               ----------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of First Data Corporation, a Delaware corporation (the "Company"), will be held at the Company's corporate offices, at 5660 New Northside Drive, Atlanta, Georgia 30328-5800 on Wednesday, May 12, 1999, at 11:30 a.m. (E.D.T.), for the
following purposes:

    1. The election of three directors;

    2. The approval of an amendment to the Company's Shareholder Value Plan;

    3. The approval of the Senior Executive Incentive Plan;

    4. The ratification of the selection of Ernst & Young LLP as independent auditors of the Company for 1999; and

    5. The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

  Stockholders of record at the close of business on March 15, 1999 (the "Record Date") will be entitled to vote at the meeting and any adjournment or postponement thereof.

  You are cordially invited to attend the meeting, but whether or not you expect to attend in person, you are urged to mark, date and sign the enclosed proxy and return it in the enclosed prepaid envelope.

                                          By Order of the Board of Directors



                                          /s/ Michael T. Whealy
                                          Michael T. Whealy
                                          Corporate Secretary
                                          March 26, 1999

                            YOUR VOTE IS IMPORTANT

  WHETHER YOU OWN A FEW OR MANY SHARES OF COMMON STOCK, YOU ARE URGED TO MARK, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY WILL AID THE COMPANY IN REDUCING THE EXPENSE OF PROXY SOLICITATION.

                            FIRST DATA CORPORATION

                                PROXY STATEMENT

  The Company's Board of Directors is soliciting your proxy to vote at the Annual Meeting of Stockholders to be held on May 12, 1999, at 11:30 a.m. (E.D.T.), and any adjournment or postponement of that meeting. The meeting will be held at the Company's corporate offices at 5660 New Northside Drive, Atlanta, Georgia 30328. The proxy process is the means by which shareholders may exercise their rights to vote for the election of directors and other proposals. This Proxy Statement provides notice of the Annual Meeting of Stockholders, describes the proposals presented for shareholder action and summarizes information you need to know to vote on an informed basis at the Annual Meeting. The accompanying Proxy Card provides shareholders with a simple means to vote on the proposals without having to attend the shareholder meeting in person. By executing the Proxy Card, you authorize Henry C. Duques and Michael T. Whealy to act as your Proxies to vote your shares as you have directed.

  The Company's Annual Report to Shareholders, which contains financial statements for the year ended December 31, 1998, accompanies this Proxy Statement. You may also obtain a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission without charge by writing to Investor Relations, First Data Corporation, 5660 New Northside Drive, Suite 1400, Atlanta, Georgia 30328. The Company first mailed this Proxy Statement and the accompanying Proxy Card, notice of meeting, and Annual Report to Shareholders on or about March 26, 1999 to all holders of the Company Common Stock, $.01 par value per share (the "Common Stock"), of record as of March 15, 1999.

                               ----------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Questions and Answers About the Proxy Process.............................    2
Proposals Submitted for Shareholder Vote..................................    5
  Proposal 1 -- Election of Directors.....................................    5
  Proposal 2 -- Approval of an amendment to the Company's Shareholder
   Value Plan.............................................................    5
  Proposal 3 -- Approval of the Senior Executive Incentive Plan...........    7
  Proposal 4 -- Ratification of the selection of Ernst & Young LLP as
            independent auditors of the Company for 1999..................    7
Board of Directors........................................................    9
Governance of the Company.................................................   11
Committees of the Board of Directors......................................   11
Common Stock Ownership of Directors and Executive Officers................   12
Compensation of Directors.................................................   13
Executive Compensation Report by the Compensation and Benefits Committee..   13
Summary Compensation Table................................................   16
Option Grants in 1998.....................................................   17
Aggregated Option Exercises in 1998 and Year-End 1998 Option Values.......   18
Long-Term Incentive Plans -- Grants in 1998...............................   18
Retirement Plans..........................................................   19
Performance Graph.........................................................   20
Certain Transactions and Other Matters....................................   21
Section 16(a) Beneficial Ownership Reporting Compliance...................   22
Principal Holders of Common Stock.........................................   22
Exhibit A -- 1992 Long-Term Incentive Plan
Exhibit B -- Senior Executive Incentive Plan

                 QUESTIONS AND ANSWERS ABOUT THE PROXY PROCESS

VOTING PROCEDURES

Who May Vote?

  You may vote if you owned Company Common Stock as of the close of business on March 15, 1999. This is called the Record Date.

How Many Shares Of Voting Stock Are Outstanding?

  There were 434,716,395 shares of the Company's Common Stock outstanding as of March 15, 1999 (excluding treasury stock). The shares of Common Stock are the only voting securities of the Company.

What Does It Mean If I Receive More Than One Set Of Materials?

  This means you own shares of the Company that are registered under different names. For example, you may own some shares directly as a "Registered Holder" and other shares through a broker or you may own shares through more than one broker. In these situations you will receive multiple sets of proxy materials. It is necessary for you to vote, sign and return all of the Proxy Cards you receive in order to vote all of the shares you own. Each Proxy Card you received came with its own prepaid return envelope; make sure you return each Proxy Card in the return envelope which accompanied that Proxy Card.

How Do I Vote?

  Sign and date each Proxy Card you receive, indicating your voting preference on each proposal, and return each Proxy Card in the prepaid envelope which accompanied that Proxy Card. If you return a signed and dated Proxy Card but you do not indicate your voting preferences, your shares will be voted in favor of the director nominees and in favor of the other proposals. All outstanding shares of Common Stock represented by your signed and dated Proxy Card received in time for the 1999 Annual Meeting will be voted.

Is My Vote Confidential?

  It is the policy of the Company that all shareholder meeting proxies, ballots and voting records that identify the particular vote of a shareholder are confidential. The vote of any shareholder will not be revealed to anyone other than a non-employee tabulator of votes or an independent election inspector, except (i) as necessary to meet applicable legal and stock exchange listing requirements, (ii) to assert claims for or defend claims against the Company, (iii) to allow the inspectors of election to certify the results of the shareholder vote, (iv) in the event a proxy solicitation in opposition to the Company or the election of the Board of Directors takes place, (v) if a shareholder has requested that their vote be disclosed, or (vi) to respond to shareholders who have written comments on Proxy Cards.

If I Own My Shares Through A Broker, How Is My Vote Recorded?

  Brokers typically own shares of Common Stock for many shareholders. In this situation the Registered Holder on the Company's stock register is the broker or its nominee. This often is referred to as holding shares in "Street Name." The "Beneficial Owners" do not appear in the Company's shareholder register. Therefore, for shares held in Street Name, distributing the proxy materials and tabulating votes are both two-step processes. Brokers inform the Company how many of their clients are Beneficial Owners and the Company provides the broker with that number of proxy materials. Each broker then forwards the proxy materials to its clients who are Beneficial Owners to obtain their votes. When you receive proxy materials from your broker, the accompanying return envelope is addressed to return your executed Proxy Card to your broker. Shortly before the meeting, each broker totals the votes and submits a Proxy Card reflecting the aggregate votes of the Beneficial Owners for whom it holds shares.

Can I Revoke My Proxy And Change My Vote?

  You have the right to revoke your proxy at any time prior to the time your shares are voted. If you are a Registered Holder, your proxy can be revoked in several ways: (i) by timely delivery of a written revocation delivered to the Corporate Secretary, (ii) by submitting another valid proxy bearing a later date, or (iii) by attending the meeting and giving the Inspector of Elections notice that you intend to vote your shares in person. If your shares are held by a broker, you must contact your broker in order to revoke your proxy.

Who Counts The Votes?

  Votes will be counted and certified by the Inspectors of Election, who are employees of Norwest Bank Minnesota, National Association, the Company's independent Transfer Agent and Registrar. If you are a Registered Holder, your executed Proxy Card is returned directly to Norwest for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to Norwest on behalf of its clients.

How Much Does The Proxy Solicitation Cost?

  The Company has engaged the firm of Morrow & Co. to assist in distributing and soliciting proxies for a fee of $6,000, plus expenses. However, the proxy solicitor fee is only a small fraction of the total cost of the proxy process. The largest expense in the proxy process is printing and mailing the proxy materials. The Company anticipates that print/mail costs for the 1999 proxy materials will be approximately $400,000. Proxies also may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by mail, telephone or facsimile transmission. No additional compensation will be paid to such directors, officers, or employees for soliciting proxies.

Does My Vote Matter?

  Absolutely! Corporations are required to obtain shareholder approval for the election of directors and other important matters. Shareholder participation is not a mere formality. It is essential for the Company to continue to function. Each share of Common Stock is entitled to one vote and every share voted has the same weight. It is also important that you vote your shares to assure a quorum is obtained so corporate business can be transacted.

What Is The Effect Of Not Voting?

  It depends on how you hold your shares. If you own shares as a Registered Holder, rather than through a broker, your unvoted shares will not be represented at the meeting and will not count toward the quorum requirement. Assuming a quorum is obtained, your unvoted shares will not affect whether a proposal is approved or rejected.

  If you own shares through a broker and do not vote, your broker may represent your shares at the meeting for purposes of obtaining a quorum. As described in the answer to the following Question, in the absence of your voting instruction, your broker may or may not vote your shares.

If I Don't Vote, Will My Broker Vote For Me?

  Maybe yes, maybe no. If you don't vote, your broker will represent your shares at the meeting for purposes of obtaining a quorum and your broker may or may not be able to vote your shares depending upon the subject of the proposal. With respect to a limited group of proposals, if you don't vote, your broker is permitted to vote your shares in its discretion. With respect to other proposals, however, your broker may not vote your shares for you. With respect to these proposals, the aggregate number of unvoted shares is reported as the "broker non-vote." The Company believes brokers will be permitted to vote unvoted shares on each of the proposals set forth in this Proxy Statement.

What Is The Effect Of A "Broker Non-Vote"?

  "Broker non-vote" shares are counted toward the quorum requirement but they do not affect the determination of whether a matter is approved.

Will Any Other Business Be Transacted At The Meeting? If So, How Will My Proxy Be Voted?

  Management does not know of any business to be transacted at the Annual Meeting other than those matters described in this Proxy Statement. The period specified in the Company's By-Laws for submitting proposals to be considered at the meeting has passed and no proposals were submitted. However, should any other matters properly come before the meeting, and any adjournments and postponements thereof, shares with respect to which voting authority has been granted to the Proxies will be voted by the Proxies in accordance with their judgment.

VOTE REQUIRED TO ELECT DIRECTORS AND APPROVE PROPOSALS

What Is A Quorum And Why Is It Necessary?

  There will be a "quorum" at the Annual Meeting if a majority of the issued and outstanding shares entitled to vote, excluding treasury stock, are represented at the meeting in person or by proxy. A quorum of shareholders is required for the Company to obtain the necessary shareholder approval of proposals. If a quorum is not obtained, the Company must postpone the meeting and solicit additional proxies; this is an expensive and time-consuming process that is not in the best interest of the Company or its shareholders. Since few shareholders can spend the time or money to attend the meetings in person, voting by proxy is necessary to obtain a quorum.

What Percentage Of Votes Is Required To Elect Directors?

  If a quorum is obtained, the three nominees receiving the greatest number of votes will be elected.

What Percentage Of Votes Is Required To Approve Other Proposals?

  If a quorum is obtained, proposals other than the election of directors require the affirmative vote of a majority of shares of Common Stock represented at the meeting and entitled to vote. Since majority approval is required, an "ABSTAIN" vote has the effect of a vote against the proposal.

SHAREHOLDER PROPOSALS AND NOMINATIONS FOR THE 2000 ANNUAL MEETING

What Is The Deadline For Submitting Proposals To Be Considered For Inclusion In The 2000 Proxy Statement?

  Shareholder proposals requested to be included in the Company's 2000 Proxy Statement must be received by the Company not later than November 27, 1999. Proposals should be directed to Michael T. Whealy, Corporate Secretary, First Data Corporation, 5660 New Northside Drive, Suite 1400, Atlanta, Georgia, 30328-5800.

If I Do Not Submit A Proposal In Time To Be Included In The 2000 Proxy Statement, May I Still Nominate Someone To Be A Director Of The Company Or Submit Any Business To Be Considered At The Company's Annual Shareholder Meeting In 2000?

  Even if a proposal is not submitted in time to be considered for inclusion in the Company's 2000 Proxy Statement, a proper shareholder proposal or director nomination may still be considered at the Company's 2000 annual meeting but only if the proposal or nomination is received by the Company no sooner than January 13, 2000 but not later than February 12, 2000. All proposals should be directed to Michael T. Whealy, Corporate Secretary, First Data Corporation, 5660 New Northside Drive, Suite 1400, Atlanta, Georgia, 30328-5800.

                   PROPOSALS SUBMITTED FOR SHAREHOLDER VOTE

                                  Proposal 1

                             ELECTION OF DIRECTORS

  The Board of Directors is divided into three classes serving staggered three-year terms. The terms of office of three current directors, Mr. Robinson, Mr. Schwartz and Mr. Staglin, expire at the 1999 Annual Meeting of Shareholders. They have been nominated for reelection through the 2002 Annual Meeting of Shareholders or until a successor is elected and qualified. (See the Board of Directors section for information concerning all Directors). In the case of a vacancy occurring during the year in any class, the Board of Directors may elect another director as a replacement, may leave the vacancy unfilled or may reduce the number of directors.

  The terms of Messrs. Jones, Levenson and Russell expire at the 2000 Annual Meeting of Shareholders. The terms of Ms. Spero, Mr. Burdetsky and Mr. Duques expire at the 2001 Annual Meeting of Shareholders.

  A shareholder may (i) vote for the election of any one or more of the nominees, or (ii) withhold authority to vote for one or more of the nominees by so indicating on the Proxy Card. Your shares will be voted as you specify on the enclosed Proxy Card. If you sign, date and return the Proxy Card without specifying how you want your shares voted, they will be voted for the election of the Director nominees. If unforseen circumstances (such as death or disability) require the Board of Directors to substitute another person for any of the Director nominees, your shares will be voted for that other person.

  Directors are elected by a plurality of votes of the shares represented at the meeting and entitled to vote. Therefore, if a quorum is present, the three nominees receiving the greatest number of votes will be elected. The effects of unvoted shares, abstentions and "broker non-votes" are discussed in the preceding Questions and Answers.

  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE TO REELECT MR. ROBINSON, MR. SCHWARTZ AND MR. STAGLIN AS DIRECTORS FOR A THREE-YEAR TERM.

                                  Proposal 2

                        APPROVAL OF AN AMENDMENT TO THE
                       COMPANY'S SHAREHOLDER VALUE PLAN

  The Compensation Committee and the Board have approved an amendment to the Company's Shareholder Value Plan, a long-term incentive program for certain executive officers established by the Compensation Committee pursuant to the 1992 Long-Term Incentive Plan. The proposed amendment would create a new maximum unit value for the recently created position of Chief Operating Officer.

  Because the amendment alters a material term of the Shareholder Value Plan,
Section 162(m) of the Internal Revenue Code requires approval of the shareholders in order for the Company to deduct the full amount of incentives paid under this program to any executive officer named in the Summary Compensation Table whose compensation for the taxable year exceeds $1,000,000.

Proposed Amendment

  Under the Shareholder Value Plan, a unit value is established by the Committee at the end of a two-year performance period based on performance of the Company's Common Stock compared to that of the companies in the S&P 500 Index during the performance period. The maximum unit values are $3,600,000 for the Chief

Executive Officer and $750,000 for the other eligible executives. The amendment would create a new maximum unit value of $2,000,000 for the Chief Operating Officer.

Summary of the Shareholder Value Plan

  The following is a description of the Shareholder Value Plan, as proposed to be amended. This description is qualified in its entirety by reference to the 1992 Long-Term Incentive Plan, under which the Shareholder Value Plan operates and a copy of which is attached to this Proxy Statement as Exhibit A.

  The class of eligible individuals consists of the members of the Company's Executive Committee. There are currently seven eligible individuals. Annually, the Compensation Committee makes performance grants to eligible executives pursuant to which they may receive awards dependent on the achievement of performance goals established for a two-year performance period. The goals measure the Company's total shareholder return, defined as the percentage change in the Common Stock price, plus dividends, as compared to the total stockholder return of the companies in the S&P 500 Index over the performance period.

  At the end of the two-year performance period, a unit value is assigned based on the performance criteria. Although the unit value is generally determined pursuant to the plan formula, the Compensation Committee does retain discretion to reduce the amount of the unit value based on factors it selects. The maximum unit values are $3,600,000 for the Chief Executive Officer, $2,000,000 for the Chief Operating Officer under the proposed amendment, and $750,000 for the other eligible executives. The maximum unit values may be assigned only if the Company's performance as measured by the performance goal described above exceeds that of 75% of the companies in the S&P 500 Index.

  No unit value is assigned if the percentage increase in the Common Stock price, plus dividends, does not exceed the rate of return during the performance period of the average two-year treasury note for the sixty day period ending on the last business day preceding the first day of the performance period. Additionally, no unit value is assigned if the Company's performance does not exceed that of 50% of the companies in the S&P 500 Index. If the thresholds are met, but not exceeded, the minimum unit values are assigned. The minimum unit values are $660,000 for the Chief Executive Officer, $500,000 for the Chief Operating Officer under the proposed amendment, and $250,000 for the other eligible executives.

  After the unit value is assigned, the amount is banked for another two-year period during which it is entirely forfeitable in the event of the executive's termination of employment for reasons other than death, disability or retirement. During this banking period the amount is increased by an amount equal to 50% of the shareholders' return on equity each year or, if return on equity is negative, decreased by an amount equal to 100% of the shareholders' return on equity each year. Return on equity is defined as net income before dividends divided by shareholders' equity at the beginning of such fiscal year. The Compensation Committee has adopted specific guidelines for dealing with business combinations, such as increasing beginning shareholders' equity and disregarding direct merger costs in certain instances in the calculation of net income.

  In February 1999, the Compensation Committee made a performance grant to Mr. Fote, Chief Operating Officer, for the two-year performance period beginning January 1, 1999, with a potential maximum unit value of $2,000,000. No unit value has been or will be established under that grant until the end of the two-year performance period. If the shareholders do not approve this amendment, the grant will be canceled and the Committee will consider other approaches to Mr. Fote's long-term incentive compensation. The Compensation Committee may amend or terminate this program at any time.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

                                  Proposal 3

                APPROVAL OF THE SENIOR EXECUTIVE INCENTIVE PLAN

  The shareholders are asked to consider and vote on the Senior Executive Incentive Plan (the "Plan"), an annual cash incentive program for the Company's top two executive officers established by the Compensation Committee. Under Section 162(m) of the Internal Revenue Code, approval of the material terms by the shareholders is required in order for the Company to deduct the full amount of incentives paid under the Plan to any executive officer named in the Summary Compensation Table whose compensation for the taxable year exceeds $1,000,000.

  The Company's success depends on the performance of its top executives. The purpose of the Plan is to tie a significant portion of their annual pay directly to the annual financial performance of the Company. The Plan provides a direct incentive in the form of bonus targets linked to the performance of Company earnings before interest expense and taxes (EBIT). The material terms of the Plan under Section 162(m) are generally described below. This description is qualified in its entirety by reference to the Plan, a copy of which is attached to this Proxy Statement as Exhibit B.

  Eligibility. The class of eligible individuals consists of the Chief Executive Officer and Chief Operating Officer of the Company.

  EBIT Business Criteria. Based on the EBIT business criteria, the Compensation Committee will annually pre-establish performance goals for eligible executives under which they may receive annual cash incentive awards dependent on the achievement of the goals. The Compensation Committee will establish target EBIT performance levels and will specify levels of payment for levels of performance expressed as a percentage of the target amount (the "formula").

  Award Determination. At the end of the annual performance period, award payments will be determined based on actual performance against the formula. Although the annual award amount generally will be determined pursuant to the formula, the Compensation Committee does retain discretion to reduce the amount of an award based on factors it selects. The maximum annual award amounts under the Plan are $900,000 for the Chief Executive Officer and $750,000 for the Chief Operating Officer. No amount will be awarded for actual performance that falls below 90% of target EBIT performance.

  1999 Goals Established. In February 1999, the Compensation Committee established performance goals for 1999, subject to approval of the Plan by the shareholders. If the shareholders do not approve this Plan, those goals will be canceled and the Compensation Committee will investigate the reasons for the disapproval and consider other approaches to annual incentive compensation for the top two executives. The Compensation Committee may amend or terminate the Plan at any time.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3.

                                  Proposal 4

                     RATIFICATION OF SELECTION OF AUDITORS

  The Board of Directors recommends to the shareholders the ratification of the selection of Ernst & Young LLP, independent auditors, to audit the accounts of the Company and its subsidiaries for 1999. In the event the shareholders fail to ratify the appointment, the Board of Directors will consider it a direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board of Directors, in its discretion, may select a new independent accounting firm at any time during the year, if the Board of Directors feels that such a change would be in the best interest of the Company and its shareholders.

  Ernst & Young LLP has been serving as the independent auditors for the Company or its predecessor entities since 1980. Ernst & Young LLP follows a policy of rotating the partner in charge of the Company's audit every seven years. Other partners and non-partner personnel are rotated on a periodic basis.

  A representative of Ernst & Young LLP will be present at the meeting with the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR PROPOSAL 4.

                               BOARD OF DIRECTORS

                                 Principal Occupation, Business          Director
      Name and Age                Experience and Directorships            Since
      ------------               ------------------------------          --------
 Ben Burdetsky.......... Professor Emeritus of the School of Business      1992
  Age 70                  and Public Management of The George
                          Washington University since 1995 and
                          Director of the Burdetsky Labor-Management
                          Institute at the University. Dr. Burdetsky
                          was a member of the full-time faculty from
                          January 1977 to 1994. From June 1988 until
                          1992, he served as Dean, and from March 1984
                          to June 1988 he served as an Associate Dean,
                          of the School of Business and Public
                          Management of The George Washington
                          University. Dr. Burdetsky is a Director of
                          National Capital Preferred Provider
                          Organization.
 Henry C. Duques........ Chairman and Chief Executive Officer of the       1989
  Age 55                  Company from April 1989 to the present. From
                          September 1987 to 1989, he served as
                          President and Chief Executive Officer of the
                          Data Based Services Group of American
                          Express Travel Related Services Company,
                          Inc., the predecessor of the Company. He was
                          Group President Financial Services and a
                          member of the Board of Directors of
                          Automatic Data Processing, Inc. ("ADP") from
                          1984 to 1987. Mr. Duques is a Director of
                          theglobe.com and Unisys Corporation.
 Courtney F. Jones...... Managing Director in charge of the New World      1992
  Age 59                  Banking group of Bankers Trust. A director
                          of RSP Manufacturing Corporation since March
                          1998, Outsourcing Solutions, Inc. since
                          April 1998, and Medical Manager Corporation
                          since April 1997. From July 1989 to December
                          1990, Managing Director in the Investment
                          Banking Division of Merrill Lynch & Co.,
                          Inc. From October 1985 until July 1989, he
                          served as Chief Financial Officer, Executive
                          Vice President and a member of the Board of
                          Directors of Merrill Lynch & Co., Inc. Prior
                          to that, Mr. Jones served as Treasurer and
                          Secretary of the Finance Committee of the
                          Board of Directors of General Motors
                          Corporation. He also was formerly a Director
                          of General Motors Acceptance Corporation and
                          General Motors Insurance Company.
 Robert J. Levenson..... Executive Vice President of the Company from      1992
  Age 57                  1993 to the present. Former Senior Executive
                          Vice President, Chief Operating Officer, and
                          Member of the Office of the President and
                          Director of Medco Containment Services,
                          Inc., a provider of managed care
                          prescription benefits, from October 1990 to
                          December 1992. From 1985 until October 1990,
                          he was a Group President and Director of
                          ADP. Mr. Levenson is a Director of Emisphere
                          Technologies, Inc., Superior Telecom, Inc.
                          and Vestcom International, Inc.
 James D. Robinson III.. Chairman and Chief Executive Officer of RRE       1992
  Age 63                  Investors, LLC a private information
                          technology venture investment firm, and
                          Chairman of Violy Byorum & Partners
                          Holdings, LLC. Mr. Robinson is Senior
                          Advisor to Salomon Smith Barney, Inc. He is
                          a Director of Bristol-Myers Squibb Company,
                          The Coca-Cola Company, Cambridge Technology
                          Partners, and Concur Technologies Inc. Mr.
                          Robinson is a member of the Business Council
                          and the Council on Foreign Relations. He is
                          Honorary Co-Chairman of Memorial Sloan-
                          Kettering Cancer Center; an Honorary Trustee
                          of the Brookings Institution and Chairman
                          Emeritus of the World Travel and Tourism
                          Council.

                                Principal Occupation, Business           Director
     Name and Age                Experience and Directorships             Since
     ------------               ------------------------------           --------
 Charles T. Russell... Former President and Chief Executive Officer of     1994
  Age 69                Visa International from 1984 to January 1994.
                        Mr. Russell joined Visa in 1971. He serves on
                        the Board of Visitors at the University of
                        Pittsburgh's Joseph M. Katz School of
                        Business. Mr. Russell also is a Director of
                        CyberCash, Inc., and InfiStar Corporation
                        (formerly Card Issuer Program Management
                        Corporation), which provides management
                        services to credit card issuers.
 Bernard L. Schwartz.. Chairman and Chief Executive Officer, Loral         1992
  Age 73                Space & Communications Ltd., a high-technology
                        company concentrating on satellite
                        manufacturing and satellite-based services.
                        Chairman and Chief Executive Officer, Loral
                        Corporation, a manufacturer of components for
                        information systems, from 1972 to 1996.
                        Chairman and Chief Executive Officer of
                        Globalstar Telecommunications Limited, which
                        is developing a world-wide, low-earth-orbit
                        satellite-based digital telecommunications
                        service. He also serves as Chairman and Chief
                        Executive Officer of K&F Industries Inc.,
                        world-wide supplier of aircraft braking
                        systems and Chairman of Space Systems/Loral, a
                        manufacturer of telecommunications and
                        environmental satellites. Mr. Schwartz is a
                        Director of Reliance Group Holdings, Inc., a
                        trustee of Mount Sinai-New York University
                        Medical Center, and a trustee of
                        Thirteen/WNET.
 Joan E. Spero........ President of the Doris Duke Charitable              1998
  Age 54                Foundation since 1997. Ms. Spero was
                        Undersecretary of State for Economic, Business
                        and Agricultural Affairs from 1993 to 1997.
                        From 1981 to 1993, Ms. Spero held several
                        offices with American Express Company, the
                        last being Executive Vice President, Corporate
                        Affairs and Communications. Prior to that Ms.
                        Spero was Ambassador to the United Nations for
                        Economic and Social Affairs from 1980 to 1981
                        and she was an Assistant Professor at Columbia
                        University from 1973 to 1979. Ms. Spero is a
                        member of the Board of Trustees of the
                        Brookings Institution, Wisconsin Alumni
                        Research Foundation, and Columbia University.
                        She serves as a Director/Trustee of certain
                        Scudder Kemper Funds. Ms. Spero was a member
                        of the Board of Directors of Hercules
                        Incorporated from 1985 to 1993 and acted as
                        Chair of the Audit and Compensation Committees
                        for periods of that time.
 Garen K. Staglin..... Chairman of the Board of Directors of Safelite      1992
  Age 54                Glass Corporation, a manufacturer and retailer
                        of auto glass, since August 1991; from August
                        1991 until April 1997, Mr. Staglin also was
                        the Chief Executive Officer of Safelite Glass
                        Corporation. From April 1980 until August 1991
                        Mr. Staglin served as the Corporate Vice
                        President and General Manager of ADP's
                        Automotive Services Group. He serves as a
                        Director of Quick Response Services, Inc.,
                        CyberCash, Inc. and Specialized Bicycle Corp.
                        Mr. Staglin also serves on the Advisory
                        Council of the Stanford Graduate School of
                        Business.

                           GOVERNANCE OF THE COMPANY

  In accordance with applicable Delaware law, the business of the Company is managed under the direction of its Board of Directors. Pursuant to the Company's Restated Certificate of Incorporation, the Board of Directors is to consist of not less than one nor more than fifteen Directors. Directors are divided into three classes and Directors in each class are elected for a three-year term. From January 1, 1998 until March 11, 1998, the Board was composed of eight Directors. At its March 11, 1998 meeting, the Board increased the number of Directors on the Board to nine and elected Joan E. Spero to fill the resulting vacancy. Pursuant to the Company's Restated Certificate of Incorporation, newly elected Directors are to be elected to that class which keeps the size of each class as nearly as equal as possible for a term that coincides with the remaining term of that class. During 1998, the Board of Directors met eight times (not including Committee meetings). Each of the Directors attended at least 75 percent of the aggregate number of meetings of the Board and Board committees on which they served during 1998, except for Mr. Schwartz, who attended 73 percent of such meetings and whose absences were unavoidable.

                     COMMITTEES OF THE BOARD OF DIRECTORS

  The members of the Audit Committee are Courtney F. Jones (Chairperson), Ben Burdetsky and Joan E. Spero. The Audit Committee consists solely of directors who are not current or former employees of the Company or any subsidiary and are, in the opinion of the Board of Directors, free from any relationship that would interfere with the exercise of independent judgment in the discharge of the Audit Committee's duties. The Audit Committee has general responsibility for reviewing with management the financial controls, accounting, compliance with law, audit and reporting activities of the Company and its subsidiaries as well as reviewing the contingency plans for business continuity undertakings. The Audit Committee also (i) recommends to the Company's Board of Directors the approval of the financial statements as audited by the independent accountants, (ii) approves any special assignments given to such accountants and the related fees, (iii) reviews the planned scope of the annual audit, the related fees, the independent accountants' report of audit, the accompanying management letter, if any, and management's response thereto,
(iv) reviews the planned scope and results of the Company's internal audit examinations and assessments, (v) consults with the independent accountants with regard to the adequacy of the Company's internal accounting controls, the effectiveness and efficiency of the Company's internal audit staff, and legal compliance matters, (vi) reviews and conducts investigations regarding possible violations of law and of the Company's Code of Conduct, retains outside counsel and other experts to assist in such investigations and directs appropriate remedial steps to be taken if such violations are detected, (vii) reviews and oversees related-party transactions, and (viii) reviews any major accounting changes made or contemplated by the Company. In addition, beginning with the May 14, 1997 meeting, the Committee has exercised oversight responsibility for Year 2000 planning throughout the Company. During 1998, the Audit Committee met five times.

  The members of the Compensation and Benefits Committee (the "Compensation Committee") are Garen K. Staglin (Chairperson), Ben Burdetsky, Charles T. Russell and Bernard L. Schwartz. The Compensation Committee consists solely of directors who are not current or former employees of the Company or any subsidiary. The Compensation Committee is responsible for (i) the administration of all salary and incentive compensation plans for the officers and key employees of the Company and its subsidiaries, (ii) reviewing management organization, development and succession planning, (iii) reviewing senior management compensation, and (iv) granting and otherwise administering specific awards under the Corporation's 1992 Long-term Incentive Plan and comparable plans. The Compensation Committee may exercise all of the powers and authority of the Board with respect to the Corporation's employee pension benefit plans and employee welfare benefit plan. The Compensation Committee regularly consults with independent compensation advisors in performing its duties. The Compensation Committee also has responsibility for screening and nominating new Director candidates. In exercising its Director nomination responsibilities, the Committee shall consider women and minority candidates consistent with the Company's nondiscrimination policies. In addition, the Committee will consider persons recommended by shareholders. Shareholder recommendations may be submitted to the Secretary of the Company at 5660 New Northside Drive, Suite 1400, Atlanta, Georgia 30328, and they will be forwarded to the Compensation Committee members for their consideration. During 1998, the Compensation Committee met seven times.

  The members of the Executive Committee are James D. Robinson III (Chairperson), Henry C. Duques, and Courtney F. Jones. The Executive Committee meets in place of the full Board of Directors in intervals between meetings of the Board. The Committee may act on behalf of the Board of Directors on all matters permitted by the General Corporation Law of the State of Delaware. The Executive Committee met one time in 1998.

          COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table sets forth, as of January 2, 1999, the beneficial ownership of Common Stock by all directors and nominees, each of the executive officers named in the Summary Compensation Table contained in this Proxy Statement and all directors and executive officers as a group. Each person has sole voting and investment power of the shares, except as noted.

                                                                  Amount and
                                                                  Nature of
                                                                  Beneficial
      Name                                                       Ownership(1)
      ----                                                       ------------
      Lee Adrean................................................    257,359
      David P. Bailis...........................................    245,724(2)
      Ben Burdetsky.............................................     50,350
      Henry C. Duques...........................................  2,824,813(3)
      Charles T. Fote...........................................    862,077
      Courtney F. Jones.........................................     90,991
      Robert J. Levenson........................................    661,400
      James D. Robinson III.....................................    107,991(4)
      Charles T. Russell........................................     48,538
      Bernard L. Schwartz.......................................     89,586
      Joan E. Spero.............................................          0
      Garen K. Staglin..........................................     98,991
      All directors and executive officers as a group (14
       persons).................................................  5,539,906

--------
(1) The number of shares reported includes shares covered by options that are exercisable within 60 days of January 2, 1999 as follows: Mr. Adrean, 253,359; Mr. Bailis, 242,606; Mr. Burdetsky, 49,550; Mr. Duques,
    2,818,661; Mr. Fote, 860,506; Mr. Jones, 88,991; Mr. Levenson, 651,124;
    Mr. Robinson, 88,991; Mr. Russell, 48,138; Mr. Schwartz, 82,586; Ms. Spero, 0; Mr. Staglin, 68,383; all directors and executive officers as a group, 5,448,190.
(2) Includes 950 shares held by Mr. Bailis' wife.
(3) Includes 4,268 shares held by Mr. Duques' wife.
(4) Includes 5,000 shares held by Mr. Robinson's wife.

  The percent of outstanding Common Stock beneficially owned by all directors and executive officers as a group is approximately 1.27%. The percentage beneficially owned by any director or nominee does not exceed 1%.

                           COMPENSATION OF DIRECTORS

  Directors who are not employees of the Company or its affiliates were paid an annual retainer of $50,000. In addition, a non-employee chairman of a standing committee receives an annual retainer of $5,000. Non-employee directors have the option of electing to receive all or a portion of the annual retainer fees in the form of stock option grants pursuant to the First Data Corporation 1993 Director's Stock Option Plan. Non-employee directors also receive annual grants of non-qualified options pursuant to the same plan. Each director receives options for 10,000 shares of Common Stock upon commencing services as a director and options for 4,000 shares of Common Stock on the date of each annual shareholders' meeting thereafter, except that on the fourth and eighth annual shareholders' meetings thereafter, instead of options for 4,000 shares, each director receives options for 14,000 shares. Directors are reimbursed for their actual expenses incurred in attending Board, committee and shareholder meetings, including those for travel, food and lodging.

               EXECUTIVE COMPENSATION REPORT BY THE COMPENSATION
                            AND BENEFITS COMMITTEE

  The Compensation Committee establishes compensation policies and employee benefits plans. It also sets the bonus awards for senior management, including the Named Executives.

  Compensation Philosophy. The Company's executive compensation programs are based on the belief that the interests of its Chief Executive Officer (CEO) and senior management should be aligned with those of the shareholders. For these executives, the Compensation Committee has determined that a significant portion of total compensation should be comprised of "at-risk," performance-based components. The at-risk components provide longer-term rewards that are not earned unless specific, pre-established goals are met.

  In furtherance of its objectives, the Compensation Committee has structured the CEO's total compensation as a combination of base salary, a long-term incentive award, stock options and, subject to approval of Proposal 3, an annual bonus plan. Similarly, the Compensation Committee has structured the total compensation of Senior Management as a combination of base salary, a long-term incentive award, stock options, and an annual incentive award.

  Consistent with the philosophy that the CEO and senior management compensation should be aligned with the interests of the shareholders, 1998 incentive compensation to the Named Executives was reduced to reflect the Company's performance in 1998.

  The Compensation Committee seeks to set executive compensation at levels sufficient to attract, retain and motivate highly qualified executive personnel in light of the compensation practices of a group comprised of companies of comparable size and complexity and top-performing companies in various business sectors in which the Company operates (the "Comparator Group"). An independent consultant surveys the Comparator Group to determine compensation practices and provides the Compensation Committee with comparative evaluations and advice.

  The Comparator Group includes the companies in the peer group included in the Performance Graph in this Proxy Statement. As it did last year, the Performance Graph uses a Company-selected group of ten computer services companies. The Comparator Group also includes other companies that are in the same business or are of a similar revenue size, reflecting the Compensation Committee's belief that the broader group is representative of the Company's main competition for executive talent.

  The Compensation Committee's philosophy is that base salary and annual incentive compensation should be competitive with the Comparator Group, and, based upon the Company's financial performance both as a whole and relative to specific targets, that long-term incentive compensation must promote corporate performance which exceeds both a minimum rate of return and objectively identified targets relative to the S&P 500 Index.

  Base Salary. It is the Compensation Committee's policy, in setting total compensation, that while base salary should remain competitive, incentive compensation should be emphasized. Accordingly, Mr. Duques' salary is targeted to reflect salaries below the median paid by the Comparator Group. The salaries of the other Named Executives are targeted to reflect salaries at approximately the 50th percentile paid by the Comparator Group. The Committee targets the total compensation to be paid when pre-established performance goals are achieved to be at or above the 75th percentile paid by the Comparator Group.

  Stock Options. The Compensation Committee has established an annual option grant program under which the number of option grants made each January for the Named Executives and other senior management is performance driven. For 1998, the CEO was eligible for up to 75,000 options and each of the other Named Executives was eligible for up to 50,000 options. One-half of the total possible grant is based on the performance of the Company's Common Stock as compared to that of the companies in the S&P 500 Index and one-half is based on the achievement of business unit and individual performance objectives.

  In 1998, the Committee reviewed the option holdings of senior management. In order to strengthen senior management's focus on long-term performance, the Committee decided to make two special option grants. Accordingly, in addition to the annual grant described above, the Committee awarded "premium-priced" options to members of the Executive Committee, including the Named Executives, and provided a group of senior management which also included the Named Executives the opportunity to purchase additional options. These grants are reflected in the table entitled Option Grants in 1998.

  Annual Incentive Compensation. As in prior years, in 1998 the Company adopted an annual management incentive program which provided a direct financial incentive to its executive management, except Mr. Duques, in the form of bonus targets payable if specific goals are achieved. The annual incentive opportunity is based on the overall performance of the Company or on the performance of a business unit or staff function. The purpose of this incentive is to tie a significant portion of annual pay directly to key financial results and other important objectives. For 1998, the incentive awards related directly to business performance factors, most importantly the achievement of pre-tax profit targets, and because performance did not meet pre-established targets, incentive payments were decreased accordingly.

  For 1999, the Committee implemented, subject to shareholder approval (see Proposal 3), a separate annual incentive plan for the Company's top two executives. This Senior Executive Bonus Plan provides an annual incentive opportunity based on the performance of Company earnings before interest expense and taxes (EBIT) and is designed to focus their attention and efforts on this important financial measurement.

  Long-Term Incentive Compensation. Because the Compensation Committee considers a long-term orientation essential for the CEO and the Named Executives, a major part of their incentive compensation is based on the Company's Shareholder Value Plan. Under the plan, a unit value (award amount) is determined at the end of each year based on the performance of the Company's Common Stock as compared to that of the companies in the S&P 500 Index during the preceding two years (subject to the Committee's discretion to adjust downward). The award amount is banked for a two-year period and increases annually by an amount equal to 50% of the Company's return on equity percentage or, if the return on equity is negative, decreases by an amount equal to 100% of the Company's return on equity percentage. For the performance period ended December 31, 1998, the maximum unit value (awarded if the percentage increase in the price of the Company's common stock, plus dividends, exceeded that of 80% of the companies in the S&P 500 Index) was $3,600,000 for Mr. Duques and $750,000 for the other Named Executives. Because the Company's increase during the performance period ended December 31, 1998 was less than that of 50% of the companies in the S&P 500 Index, the unit value awarded for the period was zero.

  Performance Reviews. Although the CEO's incentive award is formula driven (subject to the Compensation Committee's discretion to make a downward adjustment), the Compensation Committee has developed a formalized process for providing performance review and feedback to Mr. Duques. For 1998, the outside Board members and Mr. Duques mutually developed goals for him in several major areas including strategy and long-term objectives and executive development and succession planning. In December 1998, Mr. Duques submitted a self-assessment to the outside Board members. In February 1999, the outside Board members met separately to discuss the assessment, then conducted a performance review with Mr. Duques. Performance goals for 1999 were set at this meeting. Similarly, in February 1999, Mr. Duques reviewed his assessment of each of the other Named Executives with the outside Board members and received their input. Mr. Duques then met with each of the Named Executives to discuss performance. Performance goals for 1999 were set at these meetings.

  Policy on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code limits the tax deduction to $1 million for compensation paid to any of the Named Executives unless certain requirements are met. The Company's 1992 Long-Term Incentive Plan, including the Company's Shareholder Value Plan, as proposed to be amended and approved by shareholders at the 1999 meeting, is designed to meet the requirements. The Senior Executive Incentive Plan presented for shareholder approval at the 1999 meeting is also designed to meet the requirements of Section 162(m). The Compensation Committee's present intention is to comply with the requirements of Section 162(m) to the extent necessary to obtain full deductibility of executive compensation unless the Compensation Committee determines that such compliance would not be in the best interest of the Company and its shareholders.

                      COMPENSATION AND BENEFITS COMMITTEE

                        Garen K. Staglin (Chairperson)
                              Charles T. Russell
                                 Ben Burdetsky
                              Bernard L. Schwartz

                          SUMMARY COMPENSATION TABLE

  The following table shows the cash and other compensation paid or earned and certain long-term awards made to the Named Executives for all services to the Company in all capacities for 1998, 1997 and 1996.

                                                                          Long-Term
                                    Annual Compensation                 Compensation
                             -------------------------------------- -------------------------
                                                                      Awards         Payouts
                                                                    -----------     ---------
                                                       Other Annual Securities        LTIP        All Other
       Name and                                        Compensation Underlying       Payout      Compensation
  Principal Position    Year Salary ($)   Bonus ($)       ($)(5)    Options (#)      ($)(7)         ($)(8)
  ------------------    ---- ----------   ---------    ------------ -----------     ---------    ------------
Henry C. Duques........ 1998  800,000(1)         0(2)     26,274      567,383(3)(4) 2,492,910      114,433
 Chairman of the Board  1997  600,000            0        12,689      463,630       1,726,537(6)    69,884
 and Chief Executive
  Officer               1996  611,541            0        14,547      214,054       3,315,906       51,036
Charles T. Fote........ 1998  611,138      200,000(10)     3,834      434,345(4)      679,885       94,000
 President and Chief    1997  436,336      225,000             0      184,070         642,928(6)    60,000
 Operating Officer      1996  400,010      120,000             0       44,594               0       19,656
Lee Adrean............. 1998  437,115      135,000(10)     2,651      217,500         679,885       64,000
 Executive Vice
  President             1997  388,462      100,000             0      130,800               0       31,774
 and Chief Financial
  Officer               1996  356,743      108,000             0       44,594               0       15,200
David P. Bailis........ 1998  428,367      170,000(10)   162,359      238,447(4)            0       44,111
 Executive Vice
  President             1997  338,462      130,000             0      149,121(3)            0       26,635
                        1996  274,998      171,390(9)          0       31,148               0       18,275
Robert J. Levenson..... 1998  393,558      125,000(10)     3,825      167,500         679,885       65,091
 Executive Vice
  President             1997  369,231      100,000             0       75,800         642,928(6)    64,000
                        1996  358,473       85,000             0       44,594               0       20,694

--------
 (1) The Committee directed $200,000 of this amount to be awarded in the form of a stock option which is included among those reported in this table.
 (2) Mr. Duques did not have an annual bonus plan in 1996, 1997 or 1998. His entire incentive opportunity was pursuant to a long-term plan. For 1999, Mr. Duques will be eligible for an annual incentive subject to shareholder approval of Proposal 3.
 (3) Includes stock options which the executive received in lieu of cash compensation.
 (4) A portion of these are purchased stock options which the executive elected to purchase under a special offering in early 1998.
 (5) Amounts shown for Messrs. Adrean, Fote and Levenson for 1998 represent the dollar value of above-market interest on the Supplemental Savings Plan. The amount shown for Mr. Duques for 1998 consists of the dollar value of above-market interest on both the Supplemental Savings Plan ($6,887) and the Salary Deferral Plan ($19,387). The amount shown for Mr. Bailis for 1998 represents relocation, moving expense and associated reimbursement amounts ($159,928) and the above-market interest on the Supplemental Savings Plan ($2,431).
 (6) These awards are payouts of amounts "banked" at the end of the performance period ended December 31, 1994. Before the awards were banked, the Committee directed that the amounts awarded be reduced by $1,500,000 for Mr. Duques and $110,000 for each Mr. Fote and Mr. Levenson and granted the executives stock options.
 (7) Awards in 1998 are payouts of amounts "banked" at the end of the two-year performance period ended December 31, 1995. Mr. Bailis was not eligible to participate at that time. No amounts were banked for the Named Executives for the two-year performance period ended December 31, 1998 based on the Company's performance during that period.
 (8) Amounts shown for Messrs. Adrean, Bailis, Fote and Levenson for 1998 are Company contributions to defined contribution plans. The amount shown for Mr. Duques for 1998 consists of Company contributions to defined contribution plans ($94,000) and the dollar value of split dollar life insurance ($20,433).
 (9) Mr. Bailis waived this amount and elected to receive stock options which are included among those reported in this table.
(10) The Named Executives' 1998 bonus component of annual compensation where eligible, was tied to performance-based criteria to align their interests with those of shareholders. The Company's performance in 1998 which was reflected in shareholder return resulted in reduced compensation to the Named Executives in 1998 from the applicable targets.

                            OPTIONS GRANTS IN 1998

  The following table contains information concerning grants of stock options under the 1992 Long-Term Incentive Plan (the "Incentive Plan") to each of the Named Executives during 1998. With the exception of the grant to the Chief Operating Officer in connection with his new position, all stock options granted to the Named Executives were granted in early 1998. The options were based on performance prior to 1998 and were designed to strengthen the Named Executives' focus on long-term performance.

                            Individual Grants
                    -----------------------------------
                     Number of    % of Total
                    Securities     Options    Exercise
                    Underlying    Granted to   or Base                Grant
                      Options    Employees in   Price   Expiration Date Present
Name                Granted (#)    1998(6)    ($/Share)    Date    Value ($)(7)
----                -----------  ------------ --------- ---------- ------------
Henry C. Duques....    30,000(1)    0.2103     26.7500   01/21/08     245,190
                      400,000(2)    2.8043     46.0000   01/21/08   1,120,720
                      100,000(3)    0.7011     26.7500   01/21/08     817,300
                       37,383(4)    0.2621     26.7500   01/21/08     305,531
Charles T. Fote....    25,000(1)    0.1753     26.7500   01/21/08     204,325
                      250,000(2)    1.7527     46.0000   01/21/08     700,450
                        9,345(3)    0.0655     26.7500   01/21/08      76,377
                      150,000(5)    1.0516     24.6563   09/17/08   1,129,995
Lee Adrean.........    17,500(1)    0.1227     26.7500   01/21/08     143,028
                      200,000(2)    1.4022     46.0000   01/21/08     560,360
David P. Bailis....    20,000(1)    0.1402     26.7500   01/21/08     163,460
                      200,000(2)    1.4022     46.0000   01/21/08     560,360
                       18,447(3)    0.1293     26.7500   01/21/08     150,767
Robert J.
 Levenson..........    17,500(1)    0.1227     26.7500   01/21/08     143,028
                      150,000(2)    1.0516     46.0000   01/21/08     420,270

--------
(1) Options were granted under the Incentive Plan, carry an exercise price of 100% of the fair-market value on the date of grant and become exercisable in increments of one-fourth each year beginning on the first anniversary date of the grant.
(2) Options were awarded under the Incentive Plan as a special one-time grant. Options were granted at a premium price of $46.00 when the fair market value was $26.75. Options will vest when the Company's stock price closes at or above $46.00 for five consecutive trading days, but in no event sooner than one year after the date of grant. If the stock price has not closed at or above $46.00 for five consecutive trading days by January 21, 2002, the options will automatically cancel.
(3) The Named Executives were granted the opportunity to purchase stock options with an exercise price of $26.75 at a purchase price of $5.35 (20% valuation of fair market value on the date of grant). Such purchased stock options vest in three equal installments on the first three anniversaries of the date of grant.
(4) The Committee directed a portion of Mr. Duques' salary be awarded in the form of a stock option with an exercise price of $26.75 at a purchase price of $5.35 (20% valuation of fair market value on date of grant). Those options vest in three equal installments on the first three anniversaries of the grant date.
(5) Options were granted to recognize promotion to Chief Operating Officer. Options were granted under the Incentive Plan, carry an exercise price of 100% of the fair market value on the date of grant and become exercisable in increments of one-fourth each year beginning on the first anniversary date of the grant.
(6) Based on options to purchase an aggregate of 14,263,633 shares granted under the Incentive Plan during 1998 to all employees.
(7) These values were calculated using the Black-Scholes single option pricing model, a formula widely used and accepted for valuing traded stock options. The model is based on immediate exercisibility and transferability which are not features of the options shown in the table. Any ultimate value will depend on the market value of the Company's stock at a future date. The following assumptions were used to calculate the values shown: estimated future dividend yield of 0.27%; expected price volatility of 24%; risk-free rate of return of 4.54%; and option holding period of 5 years.

                    AGGREGATED OPTION EXERCISES IN 1998 AND
                          YEAR-END 1998 OPTION VALUES

  The following table sets forth information for the Named Executives regarding the exercise of stock options during 1998 and unexercised stock options held as of the end of 1998:

                                                      Number of Securities            Value of Unexercised
                                                 Underlying Unexercised Options       In-the-Money Options
                                                      at December 31, 1998           at December 31, 1998(1)
                                                 ------------------------------- -------------------------------
                           Shares
                         Acquired on    Value
Name                     Exercise(#) Realized($) Exercisable(#) Unexercisable(#) Exercisable($) Unexercisable($)
----                     ----------- ----------- -------------- ---------------- -------------- ----------------
Henry C. Duques.........       0           0       2,757,218       1,204,889       41,067,651        852,607
Charles T. Fote.........       0           0         843,442         658,011       13,574,890      1,253,070
Lee Adrean..............       0           0         241,284         412,896          498,296        180,547
David P. Bailis.........       0           0         219,177         405,861        1,721,037        195,839
Robert J. Levenson......       0           0         640,300         284,146        7,051,905         89,141

--------
(1) The amounts shown reflect the $31.8438 fair market value of the Company's stock on December 31, 1998 less the option exercise price, but they do not reflect the impact of taxes.

                   LONG-TERM INCENTIVE PLANS--GRANTS IN 1998

  The following table sets forth information regarding grants made in 1998 under the Shareholder Value Plan to the Named Executives for the four-year period beginning January 1, 1998:

                                                      Estimated Future Payouts under
                                                       Non-Stock Price-Based Plans
                                                     ---------------------------------
                                       Performances
                           Number of     or Other
                         Shares, Units Period Until
                           or Other    Maturation or  Threshold   Target    Maximum
Name                     Rights(#)(1)     Payout       ($)(2)     ($)(3)    ($)(4)
----                     ------------- ------------- ----------- -------- ------------
Henry C. Duques.........        0         4 years        660,000     N/A     3,600,000
Charles T. Fote.........        0         4 years        250,000     N/A       750,000
Lee Adrean..............        0         4 years        250,000     N/A       750,000
David P. Bailis.........        0         4 years        250,000     N/A       750,000
Robert J. Levenson......        0         4 years        250,000     N/A       750,000

--------
(1) The Company's long-term incentives under the Shareholder Value Plan are not based on shares, units or rights. Under the terms of the plan, at the end of a two-year performance period, a unit value, i.e. the award, is established for each executive based on the performance of the Company's Common Stock as compared to the performance of companies in the S&P 500 Index, subject to the Committee's discretion to reduce the award produced by the formula based on factors it determines in its discretion. Those unit values or awards are banked for an additional two-year period, until payout of award, during which time the amount will be increased by a percentage equal to 50% of the shareholders' return on equity each year, or, if return on equity is negative, decreased by a percentage equal to 100% of the Shareholder's return on equity each year. For the two-year performance period ended December 31, 1998, the formula produced a unit value of $0 for each of the Named Executives.
(2) Two thresholds must be met before any unit value is established for any of the Named Executives. First, the rate of total shareholder's return must exceed the average two-year treasury note rate of return for the 60-day period prior to the performance period. Second, no unit value is established if the percentage increase in the Common Stock price, plus dividends, does not exceed the percentage increase of at least 50% of the companies in the S&P Index. Amounts shown are the unit values which would be established under the plan formula applicable to each executive if the thresholds are met, but not exceeded. As noted in footnote (1), these amounts will increase or decrease during the two-year banking period after they are set based on the Company's return on equity.
(3) No performance level or pay level has been identified as a target.
(4) Amounts shown are the maximum unit values which may be established at the end of the performance period. The ultimate payout is determined by the Company's return on equity over the two-year banking period after the unit value is established, and may be greater or less than the amount shown. No limit has been placed on the potential increase or decrease.

                               RETIREMENT PLANS

  The Company's defined benefit retirement plans were frozen in 1997. Mr. Duques, Mr. Fote and Mr. Bailis each have a frozen benefit which would provide for an annual payment at age 65 of approximately $37,700, $97,246, and $9,582 respectively. Mr. Adrean and Mr. Levenson do not accrue any benefits under the plans because they joined the Company after participation was frozen. All of the Company's executives participate in the Company's defined contribution plans. The Company's contributions to the Named Executive's defined contribution plans are shown in the "All Other Compensation" column of the Summary Compensation Table.

                               PERFORMANCE GRAPH

  The following graph compares the yearly percentage change in cumulative total shareholder return on Common Stock of the Company since December 31, 1993 with the cumulative total return over the same period of (i) the S&P 500 Index, and (ii) a peer group selected by the Company composed of the following ten computer services companies with market capitalizations over one billion dollars (Automatic Data Processing Inc., Ceridian Corp., Computer Sciences Corp., DST Systems Inc., Electronic Data Systems Corp., Equifax Inc., Fiserv Inc., Paychex Inc., Sunguard Data Systems Inc., and Total System Services Inc.) (the "Peer Group").

  Pursuant to rules of the Securities and Exchange Commission ("SEC"), the comparison assumes $100 was invested on January 1, 1994 in the Company's Common Stock and in each of the indices and assumes reinvestment of dividends, if any. Also pursuant to SEC rules, the returns of each of the companies in the Peer Group are weighted according to the respective company's stock market capitalization at the beginning of each period for which a return is indicated. Historic stock price is not indicative of future stock price performance.

                       [PERFORMANCE GRAPH APPEARS HERE]


--------------------------------------------------------------------------------
              FIRST DATA              PEER GROUP               S&P 500
--------------------------------------------------------------------------------
12/31/93        100.00                  100.00                  100.00
--------------------------------------------------------------------------------
12/31/94        116.56                  123.27                  101.32
--------------------------------------------------------------------------------
12/31/95        164.88                  172.87                  139.40
--------------------------------------------------------------------------------
12/31/96        180.19                  183.53                  171.41
--------------------------------------------------------------------------------
12/31/97        144.72                  220.41                  228.59
--------------------------------------------------------------------------------
12/31/98        158.14                  283.14                  293.92
--------------------------------------------------------------------------------
                                    20

                    CERTAIN TRANSACTIONS AND OTHER MATTERS

  In the ordinary course of business, the Company and its subsidiaries from time to time engage in transactions with other corporations or financial institutions whose officers or directors are also directors or officers of the Company or a subsidiary. Transactions with such corporations and financial institutions are conducted on an arm's-length basis and may not come to the attention of the directors or officers of the Company or of the other corporations or financial institutions involved.

  RRE Investors. In December of 1995, the Company made a $3,000,000 limited partnership investment in RRE Connect Investors, L.P. (the "Connect Partnership"). The Connect Partnership invested these proceeds in securities of Connect, Inc. The general partner of the Connect Partnership is RRE Partners LLC and the Connect Partnership engaged RRE Advisors, LLC to manage the affairs of the Connect Partnership. The Company has paid RRE Advisors, LLC an annual management fee of 2% of its capital investment through December 1998 at which point the annual management fee terminated. In addition, the Limited Partnership Agreement provides that the general partner is entitled to a 17% carried interest in profits realized beyond the amount of the original investment. In each year since making the investment, the Company has paid a $60,000 annual management fee to RRE Advisors, LLC. In August 1996, Connect, Inc. became a publicly traded company and, in 1998, declared a five to one reverse stock split. The Company's beneficial ownership of 227,272.7 shares of Connect, Inc. had a fair market value of $625,000 on December 31, 1998.

  In the fourth quarter of 1996, the Company made a commitment to invest up to $3 million as a limited partner in RRE Investors, L.P. (the "Investors Partnership"). As of December 31, 1998, the Company had funded $1,659,662 of the commitment. The Company is required to pay RRE Advisors, LLC an annual management fee of 2% of its capital commitment as well as its pro rata share of certain organizational and other expenses. In addition, the Limited Partnership Agreement provides that the general partner is entitled to receive 20% of all distributions after satisfaction of certain distribution preferences in favor of the limited partners. During 1998, the Company paid $64,897 in management fees and organizational expenses.

  Mr. Robinson and members of his family control and have equity interests in RRE Investors, L.P., RRE Partners LLC and RRE Advisors, LLC (collectively, the "RRE Entities"). Prior to authorizing the investments as described above, Mr. Robinson disclosed his interests in the transactions to the Board and the Board unanimously approved the investments.

  Advance. In July 1998, the Company provided David Bailis, an executive officer of the Company, an advance of $93,404.75, without interest, in connection with his relocation by the Company. Mr. Bailis repaid the advance in full in August 1998.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock ("Section 16 Persons") to file reports of ownership and changes in ownership in the Company's Common Stock with the SEC and the New York Stock Exchange. Based on the Company's records and other information, the Company believes that all Section 16(a) filing requirements for the Section 16 Persons have been complied with during or with respect to the fiscal year ended December 31, 1998.

                       PRINCIPAL HOLDERS OF COMMON STOCK

  Based upon statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, the Company does not believe any person beneficially owned more than 5% of the Company's outstanding Common Stock as of December 31, 1998.

                                     * * *

  You are urged to mark, date, sign and return the enclosed Proxy Card in the prepaid envelope provided for such purpose. Prompt return of your Proxy Card may save the Company the expense of a second mailing.

  We encourage all shareholders to attend the Annual Meeting of Stockholders on May 12, 1999. If, due to a disability, you desire this document in an alternative, accessible format or you will need special assistance at the meeting, please contact the Corporate Secretary.

                                          HENRY C. DUQUES
                                          Chairman

                                                                      Exhibit A
                            FIRST DATA CORPORATION
                         1992 Long-Term Incentive Plan
                      (As Amended Through March 26, 1999)

  1. Purpose. The purpose of the 1992 Long-Term Incentive Plan (the "Plan") is to advance the interests of First Data Corporation, a Delaware corporation (the "Company") and its stockholders by providing incentives to certain key employees of the Company, its Subsidiaries and its Affiliates and to certain other key individuals who perform services for these entities, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company and its affiliates.

  2. Administration. The Plan shall be administered solely by the Board of Directors (the "Board") of the Company or, if the Board shall so designate, by the Compensation and Benefits Committee (the "Committee") of the Board, as such Committee is from time to time constituted, or any successor committee the Board may designate to administer the Plan. The Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion. References to the Committee hereunder shall include the Board or the delegate of the Committee where appropriate.

  The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated as permitted herein) to select the key employees and other key individuals to be granted awards under the Plan ("Awards"), to determine the type, size (pursuant to Paragraph 4(b)(ii)) and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, (provided that no such modification shall be made to increase the size of any Award or accelerate the date of exercise of any Award and/or payments thereunder), to determine the time when Awards will be granted to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States and to prescribe the form of the instruments embodying Awards made under the Plan. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan (provided that no such amendment, rule or regulation shall be made to increase the amount of any Award or accelerate the date of exercise of any Award and/or payments thereunder), and to make any other determinations which it deems necessary or desirable for the administration of the Plan. The Committee (or its delegate as permitted herein) may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect. Any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

  3. Participation. (a) Affiliates. If an Affiliate (as hereinafter defined) of the Company wishes to participate in the Plan and its participation shall have been approved by the Board upon the recommendation of the Committee, the board of directors or other governing body of the Affiliate shall adopt a resolution in form and substance satisfactory to the Committee authorizing participation by the Affiliate in the Plan with respect to its key employees or other key individuals performing services for it. As used herein, the term "Affiliate" means any entity (other than a Subsidiary) in which the Company has a substantial direct or indirect equity interest, as determined by the Committee in its discretion.

  An Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Affiliate's board of directors or other governing body taking such action. If the participation in the Plan of an Affiliate shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it under the Plan, except as may be approved by the Committee.

  (b) Participants. Consistent with the purposes of the Plan, the Committee shall have exclusive power (except as may be delegated as permitted herein) to select the key employees and other key individuals performing services for the Company, its Subsidiaries and its Affiliates who may participate in the Plan and be granted Awards under the Plan. Eligible individuals may be selected individually or by groups or categories, as determined by the Committee in its discretion. No non-employee director of the Company or any of its Affiliates shall be eligible to receive an Award under the Plan.

  4. Awards under the Plan. (a) Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) "Stock Options," (ii) "Restricted Stock," (iii) "Performance Grants" and (iv) Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States. Stock Options, which include "Nonqualified Stock Options" which may be awarded to participants, including purchased stock options which may be sold to participants at a price determined by the Committee ("Purchased Options"), in each case having an exercise price equal to the fair market value of the Common Shares subject to such Option at the time the Option is granted or sold, and incentive stock options as defined in
Section 422 of the Code ("Incentive Stock Options") or combinations thereof, are rights to purchase common shares of the Company having a par value of $.01 per share and stock of any other class into which such shares may thereafter be changed (the "Common Shares"). Nonqualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Subparagraph 5. Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to Paragraph 6. Performance Grants are contingent awards subject to the terms, conditions and restrictions described in Paragraph 7, pursuant to which the participant may become entitled to receive cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

  (b) Maximum Aggregate Number of Shares that May be Issued

    (i) The maximum aggregate number of shares that may be issued under the Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options, or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) shall not exceed 69,580,000 Common Shares, subject to adjustment as provided in Paragraph 14, provided that no more than 12,000,000 Common Shares, subject to adjustment as provided in Paragraph 14, may be issued in connection with Restricted Stock or Performance Grants. Common Shares issued pursuant to the Plan may be authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. If any Common Shares issued as Restricted Stock or otherwise subject to forfeiture rights are reacquired by the Company pursuant to such rights, or if any Award is canceled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will be available under new Awards. Furthermore, any Common Shares or Options which are tendered pursuant to the exercise of Stock Options also will be available under new Awards.

    (ii) In any fiscal year, the maximum number of shares that may be issued to any individual in the aggregate (as Restricted Stock, in payment of Performance Grants, as grants of Stock Options, or in payment of such other Awards as the Committee, in its discretion, may determine) shall be one-half of one-percent of the outstanding shares of the Company as of the preceding December 31.

  (c) Rights with respect to Common Shares and Other Securities.

    (i) Unless otherwise determined by the Committee in its discretion, a participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have, after issuance of a certificate for the number of Common Shares awarded and prior to the expiration of the Restricted Period (as hereinafter defined), ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporation or capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, a participant with whom an Award agreement is made to issue Common Shares in the future, shall have no rights as a stockholder with respect to Common Shares related to such agreement until issuance of a certificate to him.

    (ii) Unless otherwise determined by the Committee in its discretion, a participant to whom a grant of Stock Options, Performance Grants or any other Award is made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any. Except as provided in Paragraph 14, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

  5. Stock Options. The Committee may grant or sell Stock Options either alone, or in conjunction with Performance Grants or other Awards, either at the time of grant or by amendment thereafter; provided that an Incentive Stock Option may be granted only to an eligible employee of the Company or its parent or any subsidiary corporation. Each Stock Option (referred to herein as an "Option") granted or sold under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

  (a) The option exercise price may be not less than the fair market value of the Common Shares subject to such Option at the time the Option is granted. Options granted as Incentive Stock Options shall comply with the then-current rules relating to Incentive Stock Options.

  (b) The Committee shall determine the number of Common Shares to be subject to each Option. The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that any other award granted in conjunction with such Option is paid.

  (c) Unless the Committee determines otherwise, the Option shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Paragraph 11 or his death.

  (d) The Option shall not be exercisable:

    (i) unless payment in full is made for the shares being acquired thereunder at the time of exercise; such payment shall be made in cash, Common Shares, or such other form (including, but not limited to the surrender of another outstanding Award under the Plan) as the Committee may determine in its discretion; and

    (ii) unless the person exercising the Option has been, at all times during the period beginning with the date of the grant of the Option and ending on the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, or a corporation, or a parent or subsidiary of a corporation, substituting or assuming the Option in a transaction to which Section 424(a) of the Internal Revenue Code of 1986, as amended, or any successor statutory provision thereto (the "Code"), is applicable, except that

      (A) in the case of any Nonqualified Stock Option, if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of a period of Related Employment as defined in Paragraph 13, he may, during such period of Related Employment, exercise the Nonqualified Stock Option as if he continued such employment or performance of services; or

      (B) if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 11 or early, normal or deferred retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Option which has not expired and has not been fully exercised, such person, at any time within three years (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

      (C) if such person shall cease such employment for performance of services by reason of his involuntary termination other than For Cause as defined in Section 16(l) while holding an Option which has not expired and has not been fully exercised, such person, at any time within 90 days after the date he ceased such employment or performance of services (but in no event after the option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

      (D) if any person to whom an Option has been granted shall die holding an Option which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Option has expired), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his death, or with respect to such greater number of shares as determined by the Committee.

  (e) A Purchased Option may contain such additional terms not inconsistent with this Plan, including but not limited to the circumstances under which the purchase price of such Purchased Option may be returned to the optionee, as the Committee may determine in its sole discretion.

  6. Restricted Stock. Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

  (a) The Committee shall determine the number of Common Shares to be issued to a participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration or both.

  (b) The Award agreement shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of the Plan: (i) for the vesting of the Common Shares subject to such Award if specified performance measures are satisfied or met during the Restricted Period (as defined in Subparagraph 6(c)) or if the participant holding such Award remains in continuous employment with or performance of services for the Company or an Affiliate during the Restricted Period; (ii) and for the forfeiture of such Common shares if specified performance measures are not satisfied or met during the Restricted Period or if the participant holding such Award does not remain in continuous employment with or performance of services for the Company or an Affiliate during the Restricted Period.

  (c) Common Shares issued to a participant in accordance with the Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee, for such period as the Committee shall determine, from the date on which the Award is granted (the "Restricted Period"). Any attempt to dispose of any such Common Shares shall be null and void and without effect. Each certificate for Common Shares issued pursuant to a Restricted Stock Award may bear an appropriate legend referring to the Restricted Period; shall be deposited with the Company, together with a stock power or other instrument of assignment (including a power of attorney) endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the Common Shares subject to such Award in the event such Award is forfeited in whole or in part; or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Upon termination of any applicable Restricted Period (and the satisfaction or attainment of applicable performance measures), subject to the Company's right to require payment of any taxes in accordance with Subparagraph 16(e), a certificate or certificates evidencing ownership of the requisite number of Common Shares shall be delivered to the participant.

  (d) Unless otherwise set forth in an Award agreement, if a participant who has been in continuous employment or performance of services for the Company or an Affiliate since the date on which a Restricted Stock Award was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability as defined in Paragraph 11 or by reason of early, normal or deferred retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Award was granted to him and prior to the end of the Restricted Period of such Award, the Committee may, in its discretion, determine to terminate the remainder of the Restricted Period on any or all of the Common Shares subject to such Award.

  (e) The minimum Restricted Period for Restricted Stock shall be one year.

  (f) Awards of Restricted Stock may be made in the form of Phantom Stock. For purposes of this Subparagraph 6(f), Phantom Stock shall mean an instrument which provides for a cash payment which is equivalent to the fair market value of the number of Common Shares of the Company equal to the number of shares of Phantom Stock granted, which fair market value shall be determined as of the date upon which restrictions on the Phantom Stock lapse and, in the discretion of the Committee, a cash payment or payments which are equivalent to the dividends on such number of Common Shares during the period from the date of grant of such Phantom Stock until such lapse of restrictions.

  7. Performance Grants. The Award of a Performance Grant to a participant will entitle him to receive a specified amount determined by the Committee (the "Actual Value"), if the terms and conditions specified herein and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the following terms and conditions, and to such other terms and conditions, including, but not limited to, restrictions upon any cash or Common Shares issued in respect of the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an instrument in such form and substance as is determined by the Committee:

  (a) The Committee shall determine the value or range of values of a Performance Grant to be awarded to each participant selected for an Award and whether or not such a Performance Grant is granted in conjunction with an Award of Options, Restricted Stock or other Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to the participant (the "Associated Award"). As determined by the Committee, the maximum value of each Performance Grant (the "Maximum Value") shall be: (i) an amount fixed by the Committee at the time the Award is made or amended thereafter, (ii) an amount which varies from time to time based in whole or in part on the then-current value of the Common Shares or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Committee.


  (b) The award period ("Award Period") related to any Performance Grant shall be a period determined by the Committee. At the time each Award is made, the Committee shall establish performance objectives to be attained within the Award Period as the means of determining the Actual Value of such a Performance Grant.

The performance objectives shall be based on such measure or measures of performance, which may include, but not be limited to, the performance of the participant, the Company, one or more of its subsidiaries or one or more of their divisions or units or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances. Notwithstanding anything herein to the contrary, the Committee shall have no discretion to increase the value of any Performance Grant.

  (c) The rights of a participant in a Performance Grant awarded to him shall be provisional and may be canceled or paid in whole or in part, all as determined by the Committee, if the participant's continuous employment or performance of services for the company and its Affiliates shall terminate for any reason prior to the end of the Award Period, except solely by reason of a period of Related Employment as defined in Paragraph 13.

  (d) The Committee shall determine whether the conditions of subparagraph 7(b) or 7(c) hereof have been met and, if so, shall ascertain the Actual Value of a Performance Grant. If the Performance Grant has no Actual Value, the Award and such Performance Grant shall be deemed to have been canceled and an Associated Award, if any, may be canceled or permitted to continue in effect in accordance with its terms. If the Performance Grant has an Actual Value and:

    (i) was not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the Actual Value of the Performance Grant earned by the participant to be paid to him or his beneficiary as provided below; or

    (ii) was awarded in conjunction with an Associated Award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grant, in which event no amount in respect thereof shall be paid to the participant or his beneficiary, and the Associated Award may be permitted to continue in effect in accordance with its terms, (B) to pay the Actual Value of the Performance Grant to the participant or the beneficiary as provided below, in which event the Associated Award may be canceled or (C) to pay to the participant or beneficiary as provided below, the Actual Value of only a portion of the Performance Grant, in which event all or a portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Committee.

  Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

  (e) The minimum vesting period for Performance Grants shall be one year.

  Payment of any amount in respect of a Performance Grant which the Committee determines to pay as provided above shall be made by the Company as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee in its discretion. Notwithstanding anything in this Paragraph 7 to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

  8. Deferral of Compensation. The Committee shall determine whether or not an Award shall be made in conjunction with deferral of the participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

  (a) forfeited to the Company or to other participants or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company and its Affiliates),

  (b) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures, and/or

  (c) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

  9. Deferred Payment of Awards. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other Company Securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

  10. Amendment or Substitution of Awards under the Plan. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (provided that no such amendment may increase the amount of any Award or accelerate the date of exercise of any Award and for payments thereunder). No such amendment shall adversely affect in material manner any right of a participant under the Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax, accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any Subsidiary, Affiliate, division or department thereof, on the Plan or on any Award under the Plan. The Committee may, in its discretion, permit holders of Awards under the Plan to surrender outstanding Awards in order to exercise or realize the rights under other Awards, or in exchange for the grant of new Awards, or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

  11. Disability. For the purposes of this Plan, a participant shall be deemed to have terminated his employment or performance of services for the Company and its Affiliates by reason of disability, if the Committee shall determine that the physical or mental condition of the participant by reason of which such employment or performance of services terminated was such at that time as would entitle him to payment of monthly disability benefits under the Company's Long-Term Disability Plan, or, if the participant is not eligible for benefits under such plan, under any similar disability plan of the Company or an Affiliate in which he is a participant. If the participant is not eligible for benefits under any disability plan of the Company or an Affiliate, he shall be deemed to have terminated such employment or performance of services by reason of disability if the Committee shall determine that his physical or mental condition would entitle him to benefits under the Company's Long-Term Disability Plan if he were eligible therefor.

  12. Termination of a Participant. For all purposes under the Plan, the Committee shall determine whether a participant has terminated employment with, or the performance of services for, the Company and its Affiliates;

provided, however, that transfers between the Company and an Affiliate or between Affiliates, and approved leaves of absence shall not be deemed such a termination.

  13. Related Employment. For the purposes of this Plan, Related Employment shall mean the employment or performance of services by an individual for an employer that is neither the Company nor an Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or an Affiliate, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or an Affiliate or was engaged in Related Employment as herein defined and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Committee, in its discretion, as Related Employment for purposes of this Paragraph 13. The death or disability of an individual or his or her involuntary termination of employment during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of disability had occurred while the individual was employed by or performing services for the Company or an Affiliate.

  14. Dilution and Other Adjustments. In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all of its assets, any distribution to stockholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Award or the number of Common Shares available for Awards, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

  15. Designation of Beneficiary by Participant. A participant may name a beneficiary to receive any payment to which he may be entitled in respect of any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion. The Committee reserves the right to review and approve beneficiary designations. A participant may change his beneficiary from time to time in the same manner, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated beneficiary survives the participant and is living on the date on which any amount becomes payable to such a participant's beneficiary, such payment will be made to the legal representatives of the participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof, will have no further liability to anyone with respect to such amount.

  16. Miscellaneous Provisions.

  (a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or any other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any participants at any time and for any reason is specifically reserved.

  (b) No participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

  (c) Except as may be approved by the Committee where such approval shall not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act, a participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner.

  (d) No Common Shares, Other Company Securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

  (e) The Company and its Affiliates shall have the right to deduct from any payment made under the Plan any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be required by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate (including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes).

  (f) The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for an Affiliate,

    (i) if such Award results in payment of cash to the participant, such Affiliate shall pay to the Company an amount equal to such cash payment; and

    (ii) if the Award results in the issuance by the Company to the participant of Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, such Affiliate shall pay to the Company an amount equal to the fair market value thereof, as determined by the Committee, on the date such shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Common Shares, Other Company Securities or property, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Common Shares, Other Company Securities or property, other securities or property or other forms of payment, or any combination thereof.

  (g) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.


  (h) By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee or its delegates.

  (i) Fair market value in relation to Common Shares as of any specific time shall mean such value as determined by the Committee in accordance with applicable law.

  (j) The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

  (k) The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

  (l) The term "For Cause" as referred to in any Awards granted under the Plan shall mean (i) willful misconduct, (ii) dishonesty, (iii) insubordination,
(iv) conviction of a felony or its equivalent under local law, (v) gross negligence in the performance of a Participant's employment duties, (vi) failure to abide by instructions received from the Board of Directors of the Company or its delegates, (vii) the material or repeated violation of policies and practices adopted by the Company, including the First Data Corporation Code of Conduct or (viii) use of illegal drugs or controlled substances or the illegal use of controlled substances. Any decision of the Committee in the interpretation and administration of the Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties.

  (m) The term "Subsidiary" means any corporation (or partnership, alliance, joint venture, or other enterprise) of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of stock normally entitled to vote for the election of directors (or comparable equity participation and voting power).

  17. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time from time to time by the Board. No amendment of the Plan shall adversely affect in a material manner any right of any participant with respect to any Award theretofore granted without such participant's written consent, except as permitted under Paragraph 10.

  18. Plan Termination. This Plan shall terminate upon the earlier of the following dates or events to occur:

  (a) upon the adoption of a resolution of the Board terminating the Plan; or

  (b) ten years from the date the Plan was initially approved and adopted; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Committee may make amendments permitted under Paragraph 10.

  19. Compliance with State and Federal Law in Australia. The obligation of the Company to carry out the terms of this Agreement is subject to the condition precedent that they be carried out and are able to be carried out in full compliance with all requirements and Federal Law in Australia.

                                                                      Exhibit B

                            FIRST DATA CORPORATION
                        SENIOR EXECUTIVE INCENTIVE PLAN

I.PURPOSE

  The purposes of the First Data Corporation Senior Executive Incentive Plan (the "Plan") are (i) to encourage teamwork and individual performance by providing annual incentive compensation contingent upon the achievement of certain corporate objectives, (ii) to advance the interests of the Company by attracting and retaining certain key employees and (iii) to motivate such persons to act in the long-term best interests of the shareholders of the Company.

II.DEFINITIONS

  The following terms, when used herein and capitalized, shall have the following respective meanings:

  A.Board. The Board of Directors of the Company.

  B. Compensation Committee. The Compensation and Benefits Committee of the Board or a duly appointed subcommittee of the Compensation and Benefits Committee, each member of which may be an "outside director" within the meaning of Section 162(m) of the Code.

  C.Code. The Internal Revenue Code of 1986, as amended.

  D. EBIT. The net earnings of the Company, before reduction on account of interest expense and taxes, as determined pursuant to generally accepted accounting principles and consistently applied by the Compensation Committee.

  E. Incentive Award. An incentive compensation award paid to a Participant pursuant to the Plan.

  F. Participants. The Chief Executive Officer of the Company and Chief Operating Officer of the Company.

  G. Plan Year. The calendar year.

III.INCENTIVE AWARDS

(a) Performance Objectives. The payment of Incentive Awards to Participants under the Plan shall be determined by the extent to which certain corporate performance objectives based on EBIT (the "Performance Objectives") in relation to a Target Incentive Level (the "Target Incentive Level") have been attained with respect to each Plan Year. Prior to the beginning of each Plan Year, or as soon thereafter as is reasonably practicable, but in no event more than 90 days after the beginning of such Plan Year, the Compensation Committee shall (i) establish the performance objectives expressed as dollar amounts of EBIT for such Plan Year and the Target Incentive Level expressed as a dollar amount of incentive compensation for each Participant for such Plan Year and (ii) specify the percentage of such Target Incentive Level for levels of performance based on the Performance Objectives and expressed as a percentage of the Target Incentive Level for the Plan Year. The maximum Incentive Award payable to the Chief Executive Officer of the Company for any Plan Year shall be $900,000 and the maximum Incentive Award payable to the Chief Operating Officer of the Company for any Plan Year shall be $750,000. No Incentive Award shall be payable with respect to a Plan Year if actual performance is less than 90% of the Target Incentive Level established for such Plan Year.

(b) Evaluation of Performance. As soon as practicable following the end of each Plan Year, the Compensation Committee shall determine the degree to which the Performance Objectives have been met for such Plan Year in relation to the applicable Target Incentive Level for purposes of determining the amounts of any Incentive Awards payable under the Plan. Notwithstanding the foregoing, the Compensation Committee shall be entitled to reduce the amount of any Incentive Award payable under the Plan or to determine that no such award shall be payable.

(c) Payment of Incentive Awards. Incentive Awards shall be payable to Participants as soon as administratively practicable, but not later than March 15, following the applicable Plan Year. Unless otherwise determined by the Compensation Committee, all Incentive Awards shall be paid in cash. Notwithstanding anything in the Plan to the contrary, a Participant may, subject to approval of the Compensation Committee, waive the cash payment of an Incentive Award and elect instead to receive payment of such Incentive Award in the form of a stock option to purchase shares of common stock of First Data Corporation under the 1992 Long-Term Incentive Plan. If a Participant makes such an election, the Committee shall determine in its sole discretion the terms and the conditions of such stock option, including, but not limited to, the number of shares of common stock subject to the option.

IV.TERMINATION OF EMPLOYMENT

  Unless otherwise determined by the Compensation Committee, a Participant whose employment in his current position with the Company terminates for any reason prior to the end of a Plan Year shall not be entitled to receive an Incentive Award for such Plan Year.

V.ADMINISTRATION

  The Plan shall be administered by the Compensation Committee, which shall have full power and authority to interpret, construe and administer the Plan in accordance with the provisions herein set forth. The Compensation Committee's interpretation and construction hereof, and actions hereunder, or the amount or recipient of the payments to be made here from, shall be binding and conclusive on all persons for all purposes. In this connection, the Compensation Committee may delegate to any corporation, committee or individual, regardless of whether the individual is an employee of the Company, the duty to act for the Compensation Committee hereunder. No officer or employee of the Company shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of the Plan unless attributable to his or her own willful misconduct or lack of good faith. The expenses of administering the Plan shall be paid by the Company and shall not be charged against the Plan. The Incentive Awards are intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and shall be interpreted in a manner consistent with such intent.

VI.AMENDMENT OR TERMINATION

  The Plan shall not become effective unless and until it is approved by the Company's shareholders, and upon such approval shall become effective for the Plan Year in which such approval occurs and each subsequent Plan Year. The Plan may be amended or terminated at any time and for any reason by the Compensation Committee. The Compensation Committee may, in its sole discretion, reduce or eliminate an Incentive Award to any Participant at any time and for any reason. The Plan is specifically designed to guide the Company in granting Incentive Awards and shall not create any contractual right of any employee to any Incentive Award prior to the payment of such award.

VII.NONTRANSFERABILITY

  No Incentive Award payable hereunder, nor any right to receive any future Incentive Award hereunder, may be assigned, alienated, sold, transferred, anticipated, pledged, encumbered, or subjected to any charge or legal process, and if any such attempt is made, or a person eligible for any Incentive Award hereunder becomes bankrupt, the Incentive Award under the Plan which would otherwise be payable with respect to such person may be terminated by the Compensation Committee which, in its sole discretion, may cause the same to be held or applied for the benefit of one or more of the dependents of such person or make any other disposition of such award that it deems appropriate.

VIII.INCOME TAX WITHHOLDING/RIGHTS OF OFFSET

   The Company shall have the right to deduct and withhold from all Incentive Awards all federal, state and local taxes as may be required by law. In addition to the foregoing, the Company shall have the right to set off against the amount of any Incentive Award which would otherwise be payable hereunder, the amount of any debt, judgment, claim, expense or other obligation owed at such time by the Participant to the Company or any Subsidiary.

IX.CLAIM TO INCENTIVE AWARDS AND EMPLOYMENT RIGHTS

   Nothing in this Plan shall require the Company to segregate or set aside any funds or other property for purposes of paying all or any portion of an Incentive Award hereunder. No Participant shall have any right, title or interest in or to any Incentive Award hereunder prior to the actual payment thereof, nor to any property of the Company. Neither the adoption of the Plan nor the continued operation thereof shall confer upon any employee any right to continue in the employ of the Company or shall in any way affect the right and power of the Company to dismiss or otherwise terminate the employment of either Participant at any time for any reason, with or without cause.

X.CONSTRUCTION

   Titles and headings of sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

XI.GOVERNING LAW

   All questions pertaining to the construction, validity and effect of the Plan shall be determined in accordance with the laws of the State of Delaware.

[FIRST DATA LOGO APPEARS HERE]





      Your vote is important. Please mark, sign, and date your proxy card and return it in the postage-paid envelope provided with these materials.


                              Please detach here

       The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.
1.  Election of directors:  01 James D. Robinson, III     02 Bernard L. Schwartz     [_] Vote FOR all        [_] Vote WITHHELD
                            03 Garen K. Staglin                                          nominees                from all nominees

(Instructions: To withhold authority to vote for any indicated nominee,             ----------------------------------------------
write the number(s) of the nominee(s) in the box provided to the right.)
                                                                                    ----------------------------------------------


2.  The approval of the amendment to the Company's Shareholder Value Plan to        [_]  For       [_]  Against       [_]  Abstain
    establish a maximum unit value for the Chief Operating Officer.

3.  The approval of the Senior Executive Incentive Plan.                            [_]  For       [_]  Against       [_]  Abstain

4.  The ratification of the selection of Ernst & Young LLP as independent           [_]  For       [_]  Against       [_]  Abstain
    auditors of the Company for 1999.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL AND ELECTION OF THE INDICATED NOMINEES.
Address Change? Mark Box [_]
Indicate changes below:
                                       Date _________________________________

                                     ----------------------------------------

                                     ----------------------------------------
                                     Signature(s) in Box
                                     Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administra-tors etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

                               Please detach here

FIRST DATA CORPORATION                                                     proxy

--------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors of First Data Corporation
(FDC) for use at the Annual Meeting on May 12, 1999.

By signing this proxy, you revoke all prior proxies and appoint Henry C. Duques and Michael T. Whealy, and each of them, with each having the full power to appoint his substitute, to represent and to vote all the shares of Common Stock of FDC you held in your account on March 15, 1999 at the Annual Meeting of Stockholders of FDC, and any adjournment or postponement of such meeting, in the manner specified on the other side of this proxy. In their discretion, Mr. Duques and Mr. Whealy are also authorized to vote upon such other matters as may properly come before the meeting. Management presently is not aware of any such matters to be presented for action.

                     See reverse for voting instructions.

[LOGO OF FIRST DATA APPEARS HERE]


  Shown below are the number of shares of FDC stock, if any, beneficially held for you (1) in the ISP, (2) in the SPP, and (3) as Restricted Stock, as of March 15, 1999. Shares held in the ISP were provided by The American Express Trust Company. Shares held in the Stock Purchase Plan were provided by Salomon Smith Barney. Shares of Restricted Stock were provided by FDC Stock Plan Administration.


  By completing and mailing the card attached below in time for delivery by May 7, 1999, you will have voted all of your shares held in the ISP, the SPP and as Restricted Stock.

  If you own FDC shares outside of these plans, you will receive separate proxy materials which you should complete and return in the envelope provided with those materials.

      Your vote is important. Please mark, sign, and date your proxy card and return it in the postage-paid envelope provided with these materials.


                              Please detach here

       The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.

1.Election of directors: 01 James D. Robinson, III    [ ] Vote FOR all
                         02 Bernard L. Schwartz           nominees
                         03 Garen K. Staglin          [ ] Vote WITHHELD
                                                          from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write       ------------------------------------------
the number(s) of the nominee(s) in the box provided to the right.)
                                                                                    ------------------------------------------

2. The approval of the amendment to         [_] For  [_] Against [_] Abstain
   the Company's Shareholder Value Plan
   to establish a maximum unit value for
   the Chief Operating Officer.

3. The approval of the Senior Executive     [_] For  [_] Against [_] Abstain
   Incentive Plan.

4. The ratification of the selection of     [_] For  [_] Against [_] Abstain
   Ernst & Young LLP as independent
   auditors of the Company for 1999.

In their discretion, the Proxies are also authorized to vote upon such other matters as may properly come before the meeting.
Management presently is not aware of any such matters to be presented for action.
                                          Date ____________________________

                                          _________________________________


                                          _________________________________
                                          Signature(s) in Box

                                          Please sign exactly as your name(s)
                                          appear on Proxy. If held in joint
                                          tenancy, all persons must sign.
                                          Trustees, administrators, etc., should
                                          include title and authority. Corpora-
                                          tions should provide full name of
                                          corporation and title of authorized
                                          officer signing the proxy.

                              Please detach here

FIRST DATA CORPORATION                                                     proxy

--------------------------------------------------------------------------------

   Employee Proxy Voting Card in Connection with the First Data Corporation
     Incentive Savings Plan (ISP) / Employee Stock Purchase Plans (SPP) /
                               Restricted Stock

This Proxy is solicited on behalf of the Board of Directors of First Data Corporation (FDC).

Voting authorization for ISP Shares--I hereby instruct American Express Trust Company ("American Express"), as Trustee under the FDC ISP, to vote, in person or by proxy, all shares of Common Stock of FDC allocated to my account under the ISP at the Annual Meeting of Stockholders of FDC to be held on May 12, 1999, and at any postponement or adjournment thereof, in the manner specified below. American Express will vote the ISP shares represented by the voting instruction if properly completed and signed by me and received back by May 7, 1999. The ISP Trust Agreement instructs American Express to vote FDC shares allocated to my ISP account for which American Express has not received instructions from me in the same proportion on each issue as it votes those shares credited to participants' accounts for which American Express received instructions from participants.

Voting Authorization for SPP shares and Restricted Stock--I hereby appoint Henry C. Duques and Michael T. Whealy, as Proxies, each with the power to appoint his substitute, and hereby authorize them to represent and to vote, as designated below, all the shares of Common Stock of FDC beneficially held by me in the SPP or as Restricted Stock on March 15, 1999, at the Annual Meeting of Stockholders of FDC and at any adjournment or postponement thereof, in the manner specified below. With respect to SPP Shares and Restricted Stock, this Proxy, when properly executed, will be voted as directed by the undersigned stockholder. If no direction is given, this Proxy will be voted for the election of the nominees indicated and for the approval of all Proposals presented.

          (continued, and to be signed and dated, on the reverse side)

                                 The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 4.
1.  Election of directors:  01 James D. Robinson, III     02 Bernard L. Schwartz     [_] Vote FOR all        [_] Vote WITHHELD
                            03 Garen K. Staglin                                          nominees                from all nominees


(Instructions: To withhold authority to vote for any indicated nominee,             ----------------------------------------------
write the number(s) of the nominee(s) in the box provided to the right.)
                                                                                    ----------------------------------------------

2.  The approval of the amendment to the Company's Shareholder Value Plan to        [_]  For       [_]  Against       [_]  Abstain
    establish a maximum unit value for the Chief Operating Officer.

3.  The approval of the Senior Executive Incentive Plan.                            [_]  For       [_]  Against       [_]  Abstain

4.  The ratification of the selection of Ernst & Young LLP as independent           [_]  For       [_]  Against       [_]  Abstain
    auditors of the Company for 1999.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION
IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL AND ELECTION OF THE INDICATED
NOMINEES.

Address Change? Mark Box [_]
Indicate changes below:
                                                                                    Date _________________________________

                                                                                    --------------------------------------

                                                                                    ----------------------------------------
                                                                                    Signature(s) in Box
                                                                                    Please sign exactly as your name(s) appear
                                                                                    on Proxy. If held in joint tenancy, all
                                                                                    persons must sign. Trustees, administra-
                                                                                    tors etc., should include title and
                                                                                    authority. Corporations should provide
                                                                                    full name of corporation and title of
                                                                                    authorized officer signing the proxy.

FIRST DATA CORPORATION                                                     proxy
--------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors of First Data Corporation
(FDC) for use at the Annual Meeting on May 12, 1999.

By signing this proxy, you revoke all prior proxies and appoint Henry C. Duques and Michael T. Whealy, and each of them, with each having the full power to appoint his substitute, to represent and to vote all the shares of Common Stock of FDC you held in your account on March 15, 1999 at the Annual Meeting of Stockholders of FDC, and any adjournment or postponement of such meeting, in the manner specified on the other side of this proxy. In their discretion, Mr. Duques and Mr. Whealy are also authorized to vote upon such other matters as may properly come before the meeting. Management presently is not aware of any such matters to be presented for action.

                     See reverse for voting instructions.